Loan Receivables	12 Months Ended
Jun. 30, 2025
Loan Receivables [Abstract]
LOAN RECEIVABLES

NOTE 4 – LOAN RECEIVABLES

Loan receivables as of June 30, 2025 consisted of short-term loans of $31,930,000 that the Company made to several non-affiliated companies and individuals for temporary lending purposes. The loans bear interest at a rate of 8% per annum and have contractual terms within one year.

The Company evaluates the collectability of its loan receivables based on the borrowers’ financial condition, repayment history, and other relevant factors. Based on this assessment, management concluded that all loan receivables and interest receivable were fully collectible as of June 30, 2025, and no allowance for credit losses was considered necessary. The Company recovered the full amount of these loan receivables and interest receivable on October 29, 2025.